--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                   July 31, 1999
Dear Shareholder:

     Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, the Federal Reserve's Federal Open Market Committee increased short-term interest rates by 25 basis points in June, citing a concern that inflation might start to accelerate.

     In tandem with the Fed's recent rate tightening, BlackRock has taken a defensive interest rate stance. With the Treasury curve currently pricing in the possibility of another Fed tightening by year-end, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's semi-annual financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,

/s/Laurence D. Fink                                      /s/Ralph L. Schlosstein
-------------------                                      -----------------------
Laurence D. Fink                                         Ralph L. Schlosstein
Chairman                                                 President

                                                                   July 31, 1999


Dear Shareholder:

     We are pleased to present the semi-annual report for The BlackRock Florida Insured Municipal 2008 Term Trust ("the Trust") for the six months ended June 30 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a non-diversified actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRF." The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") Florida tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

     The table below summarizes the changes in the Trust's stock price and net asset value over the past six months:

                                 6/30/99      12/31/98       CHANGE          HIGH           LOW
                                 --------------------------------------------------------------
STOCK PRICE                     $15.6875      $16.8125       (6.69%)        $16.875       $15.25
------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)           $15.86        $16.51         (3.94%)        $16.65        $15.85
------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the second quarter of 1999 is estimated at an annual rate of 3.5%-4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. In spite of strong domestic economic growth, inflationary forces continue to remain contained; still, the Federal Reserve chose to raise its target for the federal funds rate from 4.75% to 5.00% at its June meeting. The Fed cited an easing of financial strain, tight labor markets and a firming of foreign economies in the release accompanying the move. The Fed dropped its tightening bias to a neutral bias, which should reduce the likelihood of another hike at the August 24th meeting. However, an additional 25-50 basis points of tightening by year end is possible, as the combination of a very strong domestic economy and an improving situation in Europe and Japan may allow for tighter monetary policy.

     U.S. Treasury securities dramatically reversed their fourth quarter gains in the first half of 1999. The yield of the 10-Year Treasury posted a net decline of 118 basis points (1.18%), beginning 1999 at 4.65% and closing on June 30, 1999 at 5.78%. Strong economic numbers led the Federal Reserve to adopt a tightening bias on May 18, 1999 and ultimately raised interest rates by 25 basis points on June 30, 1999. The Federal Reserve eased rates by 0.75% in 1998 because of the global financial crisis but cited in their June 1999 meeting "Since then much of the financial strain has eased, foreign economies have firmed and economic activity in the U.S. has moved forward at a brisk pace." We anticipate Treasuries will trade in a relatively narrow range for the balance of 1999 unless the Fed takes further action.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning -0.90% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX'S -1.37% on a pre-tax basis. Municipal bonds continue to appear attractive relative to Treasuries on a long-term historical basis, and we believe that reduced Treasury supply and increased crossover activity should keep ratios at higher than normal levels. Supply and demand technicals continue to improve in the municipal market as supply has declined 23% in the first half of 1999 from last year. Much of the drop in issuance can be attributed to the plunge in refunding supply, which is down nearly 50% versus last year. Retail investors have been adding municipals to their portfolios at an aggressive pace, which should result in the second consecutive year of net positive cash flows into mutual funds after having negative flows during the previous four years. Due to the factors mentioned above, we believe municipals remain a compelling investment opportunity going forward.

     The State of Florida's strong and stable financial position reflects prudent financial management combined with a solid and diversifying economy. In FY1998, the State's General Fund revenues increased 8.77% over the previous year to $36 billion while the expenditures increased at 6% for the last year. The FY1998 unreserved General Fund balance increased 23% to $6.08 billion or 17% of revenues; this provides strong bondholder security. Florida's stable economy combined with rapid populaton growth continues to fuel one of the country's strongest job markets.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust. Trading activity in the Trust remained low during the period, as the market prices of a significant portion of the portfolio's bonds are currently above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that restructuring the portfolio in a higher interest rate environment remains the most prudent strategy.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 32% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

     The following chart compares the Trust's current and December 31, 1998 asset composition:

    -------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
    -------------------------------------------------------------------------
    Sector                           June 30, 1999          December 31, 1998
    -------------------------------------------------------------------------
    Education                             21%                      21%
    -------------------------------------------------------------------------
    Tax Revenue                           18%                      18%
    -------------------------------------------------------------------------
    Water &Sewer                          18%                      18%
    -------------------------------------------------------------------------
    Transportation                        14%                      14%
    -------------------------------------------------------------------------
    Hospital                              12%                      12%
    -------------------------------------------------------------------------
    County, City & State                   7%                       7%
    -------------------------------------------------------------------------
    Utility/Power                          5%                       5%
    -------------------------------------------------------------------------
    Resource Recovery                      4%                       4%
    -------------------------------------------------------------------------
    Lease Revenue                          1%                       1%
    -------------------------------------------------------------------------

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Florida Insured Municipal 2008 Term Trust. Please feel free to contact our marketing center at (800) 227-7BFM
(7236) if you have specific questions which were not addressed in this report.

Sincerely yours,

/s/Robert S. Kapito                         /s/Kevin M. Klingert
-------------------                         --------------------
Robert S. Kapito                            Kevin M. Klingert
Vice Chairman and Portfolio Manager         Managing Director and
BlackRock Financial Management, Inc.         Portfolio Manager
                                            BlackRock Financial Management, Inc.

   -----------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
   -----------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BRF
   -----------------------------------------------------------------------------
   Initial Offering Date:                                     September 18, 1992
   -----------------------------------------------------------------------------
   Closing Stock Price as of 6/30/99:                               $15.6875
   -----------------------------------------------------------------------------
   Net Asset Value as of 6/30/99:                                   $15.86
   -----------------------------------------------------------------------------
   Yield on Closing Stock Price
     as of 6/30/99 ($15.6875)1:                                       5.50%
   -----------------------------------------------------------------------------
   Current Monthly Distribution per Common Share2:                   $0.07188
   -----------------------------------------------------------------------------
   Current Annualized Distribution per Common Share2:                $0.86256
   -----------------------------------------------------------------------------

-------------------------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2    Dividend is not constant and is subject to change.

----------------------------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
----------------------------------------------------------------------------------------------------
           PRINCIPAL                                                        OPTION
            AMOUNT                                                           CALL            VALUE
  RATING*    (000)             DESCRIPTION                                PROVISIONS+      (NOTE 1)
---------------------------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS--144.7%
  AAA      $ 1,500    Altamonte Springs Wtr. & Swr. Sys. Rev.,
                       6.00%, 10/01/08, FGIC ........................    10/02 at 102    $ 1,590,570
  AAA       10,000++  Brevard Cnty. Sch. Brd., C.O.P., Ser. A,
                       6.375%, 7/01/02, AMBAC .......................         N/A         10,760,500
                      Canaveral Port Auth. Impvt. Rev., FGIC,
  AAA        2,980     6.00%, 6/01/07 ...............................     6/02 at 102      3,143,393
  AAA        3,155     6.00%, 6/01/08 ...............................     6/02 at 102      3,333,289
  AAA        1,000    Dade Cnty. Aviation Rev.,
                       Ser. A, 6.00%, 10/01/08, AMBAC ...............    10/05 at 102      1,075,310
                      Dade Cnty. G.O.,
  AAA        5,000     Ser. A, Zero Coupon, 2/01/08, MBIA ...........    2/06 at 92.852    3,257,550
  AAA        2,000     Ser. B, Zero Coupon, 10/01/08, AMBAC .........     No Opt. Call     1,268,311
  AAA        5,465++  Dade Cnty. Sch. Brd., C.O.P., Ser. A,
                       5.75%, 5/01/04, MBIA .........................         N/A          5,801,753
  AAA        2,500++  Dade Cnty. Sch. Dist. Rev.,
                       6.125%, 8/01/01, FGIC ........................         N/A          2,599,375
  AAA        2,500    Daytona Beach Wtr. & Swr. Rev.,
                       6.00%, 11/15/09, AMBAC .......................    11/02 at 102      2,641,700
                      Duval Cnty. Sch. Dist. G.O., AMBAC,
  AAA        3,015     6.30%, 8/01/06 ...............................     8/02 at 102      3,189,327
  AAA        9,000     6.30%, 8/01/07 ...............................     8/02 at 102      9,507,150
                      Escambia Cnty. Utils. Auth. Sys. Rev., FGIC,
  AAA        2,450++   Ser. A, 6.10%, 1/01/03 .......................         N/A          2,625,347
  AAA        1,595     Ser. B, 6.125%, 1/01/09 ......................     No Opt. Call     1,741,086
  AAA        8,255    Florida St. Brd. of Ed. Wtr. & Swr. Sys. Rev.,
                       Pub. Ed., 6.125%, 6/01/08, FGIC ..............     6/02 at 101      8,621,852
                      Florida St. Div. Bd. Fin. Dept. Rev.,
                      Nat. Res. & Pres., Ser. 2000-A,
  AAA       14,500++   6.25%, 7/01/02, MBIA .........................         N/A         15,424,665
  AAA        2,500++   6.75%, 7/01/01, AMBAC ........................         N/A          2,671,250
  AAA        3,000    Greater Orlando Aviation Auth., Arpt. Fac. Rev.,
                       Ser. D, 6.20%, 10/01/08, AMBAC ...............    10/02 at 102      3,191,520
                      Hillsborough Cnty. Cap. Impvt., FGIC,
  AAA        2,630++     6.25%, 8/01/04 .............................         N/A          2,857,442
  AAA        1,500++     6.60%, 8/01/04 .............................         N/A          1,653,270
  AAA        5,000++  Hillsborough Cnty. Sch. Brd., C.O.P.,
                       5.875%, 7/01/04, MBIA ........................         N/A          5,384,100
  AAA       10,000    Hillsborough Cnty. Tampa Intl. Arpt Aviation Rev.,
                       Ser. A, 5.75%, 10/01/11, AMBAC ...............    10/99 at 104     10,431,800
                      Indian Trace Cmnty. Dev. Dist., Wtr. Mgmt. Spec.
                      Benefit, Ser. A, MBIA,
  AAA        3,000     5.625%, 5/01/08 ..............................    5/05 at 102       3,157,800
  AAA        2,910     5.75%, 5/01/09 ...............................    5/05 at 102       3,032,569
  AAA        4,000    Jacksonville Elec. Auth. Rev.,
                       5.75%, 10/01/12, AMBAC .......................    10/02 at 102      4,158,800
  AAA        5,000    Jacksonville, G.O., Ser. A,
                       5.50%, 10/01/12, AMBAC .......................    10/02 at 102      5,130,400
  AAA        2,000    Lakeland Elec. & Wtr. Rev., Jr. Sub Lien,
                       5.90%, 10/01/08, FSA                               No Opt. Call     2,161,460
                      Lakeland Hosp. Sys. Rev., Regl. Med. Care Ctr.
                      Proj., Ser. B, FGIC,
  AAA        6,605++   6.10%, 11/15/02 ..............................         N/A          7,093,638
  AAA        3,245     6.10%, 11/15/08 ..............................    11/02 at 102      3,450,343
  AAA        1,100    Lakeland Wastewtr. Impvt. Rev.,
                       5.50%, 10/01/08, MBIA ........................    10/02 at 102      1,144,143
  AAA        4,500    Lee Cnty. Arpt. Rev., Ser. A,
                       5.50%, 10/01/10, AMBAC .......................    10/02 at 100      4,559,400
  AAA        4,750    Lee Cnty. G.O., Ser. A, 7.30%, 10/01/07, MBIA .    10/99 at 102      4,888,082
  AAA        1,650++  Lee Cnty. Local Option Gas Tax Rev.,
                       5.50%, 10/01/99, MBIA ........................         N/A          1,658,316
  AAA        1,000    Marion Cnty. Hosp. Dist. Rev.,
                      Munroe Regl. Med. Ctr., 6.20%, 10/01/07, FGIC .    10/02 at 102      1,062,910
  AAA        3,750    Melbourne Wtr. & Swr. Rev., Ser. C,
                       6.25%, 10/01/08, FGIC ........................    10/02 at 102      4,004,363


                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------
           PRINCIPAL                                                        OPTION
            AMOUNT                                                           CALL            VALUE
  RATING*    (000)             DESCRIPTION                                PROVISIONS+      (NOTE 1)
---------------------------------------------------------------------------------------------------
  AAA      $11,000    Miami Beach Hlth. Fac. Auth. Hosp. Rev.,
                      Mt. Sinai Med. Ctr. Proj., 6.25%, 11/15/08, FSA    11/02 at 102   $ 11,746,900
                      Miami, G.O., FGIC,
  AAA        1,345     5.90%, 12/01/08 ..............................     No Opt. Call     1,444,665
  AAA        1,000     6.00%, 12/01/09 ..............................     No Opt. Call     1,082,420
  AAA        1,000    Orange Cnty. Pub. Svc.Tax,
                       5.70%, 10/01/08, FGIC ........................    10/05 at 102      1,060,000
  AAA        1,500    Orange Cnty. Tourist Devel. Tax Rev.,
                       Ser. A, 5.85%, 10/01/08, MBIA ................     No Opt. Call     1,615,560
  AAA        2,000    Osceola Cnty. Trans. Rev.,
                      Osceola Pkwy. Proj.,
                       5.95%, 4/01/08, MBIA .........................     4/02 at 102      2,104,360
  AAA        3,100++  Palm Bay Util. Rev., Ser. B,
                       6.10%, 10/01/02, MBIA ........................         N/A          3,323,603
  AAA        7,085    Pasco Cnty. Solid Waste Disp. & Res. Rec. Sys. Rev.,
                       6.00%, 4/01/09, FGIC .........................     4/02 at 102      7,431,882
  AAA       11,000    Pasco Cnty. Wtr. & Swr. Rev.,
                       Ser. A, 6.00%, 10/01/09, FGIC ................    10/02 at 102     11,609,620
  AAA        1,000++  Seminole Cnty. Sch. Brd., C.O.P.,
                       Ser. A, 5.90%, 7/01/04, MBIA .................         N/A          1,077,920
  AAA        2,000    Seminole Cnty. Wtr. & Swr. Rev.,
                       6.00%, 10/01/09, MBIA ........................    No Opt. Call      2,174,440
                       Tampa Wtr. & Swr. Rev., Ser. A, FGIC,
  AAA        1,405++   6.25%, 10/01/02 ..............................         N/A          1,500,400
  AAA        1,095     6.25%, 10/01/12 ..............................    10/02 at 101      1,154,732
  AAA        4,065    Volusia Cnty. Edl. Fac. Auth. Rev.,
                       Embry-Riddle Aeronautical Univ.,
                       6.50%, 10/15/08, CONNIE LEE ..................    10/02 at 102      4,367,030
                                                                                        ------------
                       TOTAL LONG-TERM INVESTMENTS
                       (COST $186,633,674) ..........................                    199,966,316
                                                                                        ------------
                      SHORT-TERM INVESTMENT**--0.8%
  A-1+       1,100    Long Island Pwr. Auth., Elec. Sys. Rev.,
                       3.40%, 7/01/99, FRDD
                         (cost $1,100,000) ..........................         N/A          1,100,000
                                                                                        ------------
                      TOTAL INVESTMENTS--145.5% (COST $187,733,674) .                    201,066,316
                      Other assets in excess of liabilities--2.2% ...                      3,068,941
                      Liquidation value of preferred stock--(47.7)% .                    (66,000,000)
                                                                                        ------------
                      NET ASSETS APPLICABLE TO COMMON SHAREHOLDEERS--100%               $138,135,257
                                                                                        ============
-------------------------
  * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For  purposes  of  amortized  cost  valuation,  the  maturity  date of these instruments  is  considered  to be the earlier of the next date on which the security  can be  redeemed  at par,  or the next  date on which  the rate of interest is adjusted.
  + Option  call  provisions:  date  (month/year)  and  prices  of the earliest optional call or redemption. There may be other call provisions  at  varying prices at later dates.
 ++ This bond is prerefunded. See glossary for definition.

-----------------------------------------------------------------------------------------------------------------------------
                                The following abbreviations are used in portfolio descriptions:

                  AMBAC -- American Municipal Bond Assurance Corporation        FRDD -- Floating Rate Daily Demand**
                 C.O.P. -- Certificate of Participation                          FSA -- Financial Security Assurance
             CONNIE LEE -- College Construction Loan Insurance Association       G.O -- General Obligation Bond
                   FGIC -- Financial Guaranty Insurance Company                 MBIA -- Municipal Bond Insurance Association
-----------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $187,733,674)
  (Note 1) .....................................................   $201,066,316
Cash ...........................................................         95,206
Interest receivable ............................................      3,178,168
Other assets ...................................................          8,561
                                                                   ------------
                                                                    204,348,251
                                                                   ------------
LIABILITIES
Investment advisory fee payable (Note 2) .......................         60,190
Dividends payable--preferred stock .............................         37,971
Administration fee payable (Note 2) ............................         17,197
Other accrued expenses .........................................         97,636
                                                                   ------------
                                                                        212,994
                                                                   ------------
NET INVESTMENT ASSETS ..........................................   $204,135,257
                                                                   ============
Net investment assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4) .........................................   $     87,071
    Paid-in capital in excess of par ...........................    120,907,481
  Preferred shares of beneficial interest
    (Note 4) ...................................................     66,000,000
                                                                   ------------
                                                                    186,994,552
  Undistributed net investment income ..........................      4,020,690
  Accumulated net realized loss ................................       (212,627)
  Net unrealized appreciation ..................................     13,332,642
                                                                   ------------
  Net investment assets, June 30, 1999 .........................   $204,135,257
                                                                   ============

  Net assets applicable to common
    shareholders ...............................................   $138,135,257
                                                                   ============
Net asset value per common share of
  beneficial interest: ($138,135,257 / 8,707,093
  common shares of beneficial interest issued
  and outstanding) .............................................         $15.86
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .................................   $  5,786,733
                                                                   ------------
Operating expenses
  Investment advisory ..........................................        364,613
  Administration ...............................................        104,175
  Auction agent ................................................         88,000
  Custodian ....................................................         30,000
  Reports to shareholders ......................................         27,000
  Directors ....................................................         17,000
  Audit ........................................................         15,000
  Transfer agent ...............................................         10,000
  Legal ........................................................          3,500
  Miscellaneous ................................................         23,263
                                                                   ------------
      Total expenses ...........................................        682,551
                                                                   ------------
Net investment income ..........................................      5,104,182
                                                                   ------------

UNREALIZED LOSS ON
INVESTMENTS (NOTE 3)
  Net change in unrealized appreciation
    on investments .............................................     (5,970,809)
                                                                   ------------

NET DECREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ...............................   $   (866,627)
                                                                   ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 Six Months Ended         Year Ended
                                                                     June 30,             December 31,
                                                                       1999                   1998
                                                                 ----------------         ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
    Net investment income ......................................  $  5,104,182            $ 10,239,315
    Net change in unrealized appreciation on investments .......    (5,970,809)                805,116
                                                                  ------------            ------------
       Net increase (decrease) in net investment assets
         resulting from operations .............................      (866,627)             11,044,431
                                                                  ------------            ------------
DIVIDENDS:
    To common shareholders from net investment income ..........    (3,755,096)             (7,510,220)
    To preferred shareholders from net investment income .......    (1,012,220)             (2,108,430)
                                                                  ------------            ------------
      Total dividends ..........................................    (4,767,316)             (9,618,650)
                                                                  ------------            ------------
        Total increase (decrease) ..............................    (5,633,943)              1,425,781

NET INVESTMENT ASSETS
Beginning of period ............................................   209,769,200             208,343,419
                                                                  ------------            ------------
End of period ..................................................  $204,135,257            $209,769,200
                                                                  ============            ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                            SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                JUNE 30,    ---------------------------------------------------------
                                                  1999        1998         1997       1996         1995        1994
                                                ---------   --------     --------   --------     --------    --------
PER COMMON SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of the period ....   $ 16.51      $ 16.35     $ 15.78     $ 16.04     $  13.93     $  16.13
                                                -------      -------     -------     --------    --------     --------
  Net investment income .....................      0.59         1.18        1.17        1.16         1.15         1.15
  Net realized and unrealized gain (loss) on
   investments ..............................     (0.69)        0.08        0.52       (0.31)        2.10        (2.27)
                                                -------      -------     -------     --------    --------     --------
Net increase (decrease) from investment
   operations ...............................     (0.10)        1.26        1.69        0.85         3.25        (1.12)
                                                -------      -------     -------     --------    --------     --------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders .....................     (0.43)       (0.86)     (0.86)       (0.86)       (0.86)       (0.86)
    Preferred shareholders ..................     (0.12)       (0.24)     (0.26)       (0.25)       (0.28)       (0.22)
  Distributions in excess of net realized gain
    on investments to:
    Common shareholders .....................        --           --         --           --           **           --
    Preferred shareholders ..................        --           --         --           --           **           --
                                                -------      -------     -------     --------    --------     --------
      Total dividends and distributions .....     (0.55)       (1.10)      (1.12)       (1.11)      (1.14)       (1.08)
                                                -------      -------     -------     --------    --------     --------
Net asset value, end of period* .............   $ 15.86      $ 16.51     $ 16.35     $  15.78    $  16.04     $  13.93
                                                =======      =======     =======     ========    ========     ========
Market value, end of period* ................   $ 15.69      $ 16.81     $ 16.06     $  15.13    $  15.00     $  12.13
                                                =======      =======     =======     ========    ========     ========
TOTAL INVESTMENT RETURN+ ....................     (4.17%)      10.32%      12.25%        6.88%      31.26%      (13.27%)
                                                =======      =======     =======     ========    ========     ========
RATIOS TO AVERAGE NET ASSETS
  OF COMMON SHAREHOLDERS:++
Expenses ....................................      0.97%+++     0.93%       0.97%        1.02%       1.02%        1.09%
Net investment income before
  preferred stock dividends .................      7.23%+++     7.17%       7.33%        7.26%       7.55%        7.86%
Preferred stock dividends ...................      1.43%+++     1.48%       1.65%        1.54%       1.84%        1.48%
Net investment income available to
  common shareholders .......................      5.80%+++     5.69%       5.68%        5.72%       5.71%        6.38%

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ............................   $142,346     $142,817    $138,890    $ 138,644   $ 133,042    $ 127,640
Portfolio turnover ..........................          0%           0%          0%           1%         11%          30%
Net assets of common shareholders, end of
  period (in thousands) .....................   $138,135     $143,769    $142,343    $ 137,394   $ 139,628    $ 121,268
Preferred stock outstanding
  (in thousands) ............................   $ 66,000     $ 66,000    $ 66,000    $  66,000   $  66,000    $  66,000
Asset coverage per share of preferred stock,
  end of period# ............................   $ 77,324     $ 79,458    $ 78,918    $  77,043   $  77,889    $ 141,870

-------------------------
   * Net asset value and market value are published in Barron's each Saturday, The New York Times and The Wall Street Journal each Monday.
  ** Actual amount paid to preferred shareholders was $0.00344 per common share for the fiscal year ended December 31, 1995. For fiscal year ended December 31, 1995 the actual amount paid to common shareholders was $.001 per common share.
  #  A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
  ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.
 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") was organ- ized in Massachusetts on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal income tax and Florida intangible property tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

     There were no purchases and sales of investment securities, other than for short-term investments, during the six months ended June 30, 1999.

     The federal  income tax basis of the Trust's  investments  at June 30, 1999
was  substantially  the  same  as  the  basis  for  financial   reporting,   and
accordingly, gross and net unrealized appreciation was $13,332,642.

     For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1998 of $212,627 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4.  CAPITAL

     There are 200 million shares of $.01 par value of benefi- cial interest authorized. Of the 8,707,093 common shares outstanding at June 30, 1999, the Adviser owned 7,093 shares. As of June 30, 1999, there were 2,640 Series R7 preferred shares outstanding

     The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,320 shares of beneficial interest and issued a series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series R7--1,320 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

     Dividends on Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 2.00% to 3.60% during the period ended June 30, 1999.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's trustees. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5.  DIVIDENDS

     Subsequent to June 30,1999, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.07188 per common share payable July 30, 1999 to shareholders of record on July 15, 1999.

     For the period July 1, 1999 to July 31, 1999 dividends declared on Preferred Stock totalled $168,349 in aggregate for the outstanding Preferred Stock series.

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:

     (1) To elect three Directors as follows:
         DIRECTOR                      CLASS            TERM          EXPIRING
         --------                      ------           ----          --------
         Andrew F. Brimmer .........     III           3 years          2002
         Kent Dixon ................     III           3 years          2002
         Laurence D. Fink ..........     III           3 years          2002

         Directors whose term of office continues beyond this meeting are Richard E. Cavanaugh, James Grosfeld, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1999.

         Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                   VOTES FOR        VOTES AGAINST    ABSTENTIONS
                                                   ---------        ------------     -----------
         Andrew F. Brimmer ......................  7,695,822             --            94,467
         Kent Dixon .............................  7,698,168             --            92,121
         Laurence D. Fink .......................  7,698,880             --            91,409
         Ratification of Deloitte & Touche LLP ..  7,696,662           43,390          50,237

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Florida Insured Municipal 2008 Term Trust investment objective is to provide current income exempt from federal income tax and Florida intangible personal property tax, and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas. What Can The Trust Invest In? The Trust intends to invest at least 80% of its total assets in Florida municipal obligations insured as to the timely payment of principal and interest. The Trust may invest up to 20% in uninsured Florida municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of Florida municipal obligations and retaining a small amount of income each year. In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax and Florida intangible personal tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRF) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders    may   have   all   dividends   and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of a fund.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in Barron's on Saturday, The New
                              York Times and The Wall Street Journal on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:            These  securities  are   collateralized   by  U.S.
                              Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
----------------------------------------------------------------------------------------
                                                                      STOCK     MATURITY
PERPETUAL TRUSTS                                                      SYMBOL      DATE
                                                                      ------    --------
The BlackRock Income Trust Inc.                                       BKT       N/A
The BlackRock North American Government Income Trust Inc.             BNA       N/A
The BlackRock High Yield Trust                                        BHY       N/A

TERM TRUSTS

The BlackRock 1999 Term Trust Inc.                                    BNN       12/99
The BlackRock Target Term Trust Inc.                                  BTT       12/00
The BlackRock 2001 Term Trust Inc.                                    BTM       06/01
The BlackRock Strategic Term Trust Inc.                               BGT       12/02
The BlackRock Investment Quality Term Trust Inc.                      BQT       12/04
The BlackRock Advantage Term Trust Inc.                               BAT       12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.             BCT       12/09


TAX-EXEMPT TRUSTS
----------------------------------------------------------------------------------------
                                                                      STOCK     MATURITY
PERPETUAL TRUSTS                                                      SYMBOL      DATE
                                                                      ------    --------
The BlackRock Investment Quality Municipal Trust Inc.                 BKN       N/A
The BlackRock California Investment Quality Municipal Trust Inc.      RAA       N/A
The BlackRock Florida Investment Quality Municipal Trust              RFA       N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.      RNJ       N/A
The BlackRock New York Investment Quality Municipal Trust Inc.        RNY       N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                        BMN       12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                  BRM       12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.       BFC       12/08
The BlackRock Florida Insured Municipal 2008 Term Trust               BRF       12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.         BLN       12/08
The BlackRock Insured Municipal Term Trust Inc.                       BMT       12/10


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM
                 (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.





                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

THE BLACKROCK
FLORIDA INSURED MUNICIPAL 2008
TERM TRUST
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 1999

---------
BlackRock
---------

TRUSTEES
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin M. Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171 (800) 699-1BFM

AUCTION  AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP Two World
Financial Center New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 1999 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                          THE BLACKROCK FLORIDA INSURED
                            MUNICIPAL 2008 TERM TRUST
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217


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